Exhibit 99.1

    Greene County Bancshares Continues Record-setting Performance

    GREENEVILLE, Tenn.--(BUSINESS WIRE)--July 17, 2006--Greene County Bancshares, Inc. (NASDAQ: GCBS), the third largest bank holding company headquartered in the State of Tennessee, today announced continued growth in the second quarter and first six months of 2006, highlighted by year-over-year increases in earnings per diluted share for the periods of 15% and 24%, respectively. The Company's record quarterly and first-half results primarily reflected ongoing growth in net interest income and a disciplined approach to expense control, coupled with continued strong asset quality measures. Rapid growth in core non-interest income also contributed to the Company's higher results in 2006.
    For the second quarter of 2006, net income increased 48% to $5,483,000 or $0.55 per diluted share compared with $3,714,000 or $0.48 per diluted share in the year-earlier period. The disproportionate increase in per share earnings reflects the issuance of approximately 2.2 million shares of new common stock in the fourth quarter of 2005 to support the Company's expansion initiatives. On a linked-quarter basis, second quarter 2006 net income and diluted earnings per share rose 8% and 6%, respectively, from the first quarter of 2006.
    Return on Average Assets (ROAA) improved notably compared with the year-earlier period as well as the linked quarter. The Company's ROAA improved to 1.34% in the second quarter of 2006 from 1.27% in the first quarter of 2006 and 1.11% in the year-earlier quarter. Return on Average Equity, reflecting the issuance of new stock in the fourth quarter of 2005, was 12.43% in the second quarter of 2006, up from 11.86% in the first quarter of 2006, but below 13.11% in the second quarter of 2005. Similarly, Return on Average Tangible Equity improved to 15.99% in the second quarter of 2006 from 15.41% in the first quarter of 2006, but was slightly below 16.53% in the year-earlier quarter.
    Net interest income for the second quarter increased 26% to $17,773,000 from $14,072,000 in the year-earlier period, driven by a 25% increase in average loans outstanding. The quarter's provision for loan losses increased 17% to $1,244,000 from $1,060,000 in the second quarter of last year, commensurate with the Company's continued loan growth.
    Commenting on the second quarter results, Stan Puckett, Chairman and Chief Executive Officer, said, "We are encouraged with the results of the second quarter. Credit quality remained strong with net charge-offs at 0.17% of average total loans versus 0.21% in the first quarter of 2006 and 0.27% in the year-earlier period. Quarterly loan growth was solid at 10% on an annualized basis, reflecting the economic vitality of our key markets. Expense control remains a priority as evidenced by the continued improvement in our efficiency ratio to 55.61% from 57.55% in the first quarter of 2006 and 59.44% in the same period of 2005. Non-interest income was 45% higher than in the second quarter last year and it now comprises 22% of total revenue versus 20% in the second quarter of the previous year.
    "Lastly, net interest margin remained constant in the second quarter at 4.80% versus the first quarter of 2006, despite the challenging interest rate environment, as we continued to optimize our funding mix," Puckett continued. "Compared with the same period a year ago net interest margin widened by 23 basis points. Nevertheless, margin compression remains a concern due to the keenly competitive loan and deposit environments, and we anticipate some pressure on the margin for the second half of the year."
    For the six months ended June 30, 2006, net income increased 59% to $10,579,000 or $1.07 per diluted share from $6,649,000 or $0.86 per diluted share in the first half of 2005. Net interest income increased 28% to $34,959,000 for the first half of 2006 compared with $27,399,000 in the same period last year.
    At June 30, 2006, the Company's total assets increased 3% to $1,665,630,000 from $1,619,989,000 at December 31, 2005, and were 21%
ahead of the $1,374,194,000 in total assets reported as of June 30, 2005. Net loans increased 4% to $1,437,935,000 at June 30, 2006, from $1,378,642,000 at December 31, 2005, and were 24% higher than net loans of $1,158,644,000 at June 30, 2005. Deposits declined slightly to $1,283,606,000 at June 30, 2006, from $1,295,879,000 at December
31, 2005, but were 12% ahead of deposits of $1,148,434,000 as of June 30, 2005. Total shareholders' equity increased 5% to $176,889,000 at June 30, 2006, versus $168,021,000 at December 31, 2005, and was 56%
higher than total shareholders' equity of $113,486,000 at June 30, 2005.
    Concluding, Puckett added, "We are pleased with the Company's performance in the first half and believe it represents a positive step toward achieving our goal of being a high-performance, high-growth banking company."

    Greeneville, Tennessee-based Greene County Bancshares, Inc., with total assets of approximately $1.7 billion, is the holding company for Greene County Bank. Greene County Bank, founded in 1890, now has 48 branches throughout East and Middle Tennessee, one branch in Bristol, Virginia, one branch in western North Carolina, and a trust services office in Lebanon, Tennessee. Greene County Bank does business in Washington County, Tennessee, as Washington County Bank; in Blount County and Knox County, Tennessee, as American Fidelity Bank; in Montgomery County, Tennessee, as Clarksville Community Bank; in Sumner County, Tennessee, as First Independent Bank; in Rutherford County, Tennessee, as Rutherford Bank and Trust; in Sullivan County, Tennessee, as Sullivan County Bank and First Bristol Bank; in Hamblen County, Tennessee, as Hamblen County Bank; in McMinn County, Tennessee, as Bank of Athens and Bank of Niota; in Hawkins County, Tennessee, as Hawkins County Bank and Bank of Bulls Gap; in Lawrence County, Tennessee, as Bank of Lawrence County; in Cocke County, Tennessee, as Cocke County Bank; in Loudon County, Tennessee, as Community Bank of Loudon County; in Monroe County, Tennessee, as Community Trust Bank; in the City of Bristol, Virginia, as First Bristol Bank; in Davidson County and Williamson County, Tennessee, as Middle Tennessee Bank & Trust; and in Wilson County, Tennessee, as President's Trust. In addition, Greene County Bank also conducts separate businesses through three wholly owned subsidiaries: Superior Financial Services, Inc., a consumer finance company; GCB Acceptance Corporation, a consumer finance company specializing in subprime automobile lending; and Fairway Title Co., a title insurance company.

    This news release may contain forward-looking statements regarding Greene County Bancshares, Inc., as defined in Section 21E of the Securities Exchange Act of 1934. All forward-looking statements involve risk and uncertainty and actual results could differ materially from the anticipated results or other expectations expressed in the forward-looking statements. A discussion of factors that could cause actual results to differ materially from those expressed in the forward-looking statements is included in the Greene County Bancshares, Inc. filings with the Securities and Exchange Commission.


                    GREENE COUNTY BANCSHARES, INC.
                    Unaudited Financial Highlights
               (In thousands, except per share amounts)

                          Three Months Ended        Six Months Ended
                      ---------------------------   -----------------
                      June 30,  March 31, June 30,  June 30,  June 30,
                       2006      2006       2005      2006      2005
                      -------   -------   -------   -------   -------
Interest income       $28,489   $26,767   $20,703   $55,256   $39,438
Interest expense       10,716     9,581     6,631    20,297    12,039
                      -------   -------   -------   -------   -------
Net interest income    17,773    17,186    14,072    34,959    27,399
Provision for
  loan losses           1,244     1,064     1,060     2,308     2,682
                      -------   -------   -------   -------   -------
Net interest income
  after provision
  for loan losses      16,529    16,122    13,012    32,651    24,717
Non-interest income     5,028     4,755     3,463     9,783     6,639
Non-interest expense   12,679    12,706    10,422    25,385    20,697
                      -------   -------   -------   -------   -------
Income before income
  taxes                 8,878     8,171     6,053    17,049    10,659
Income taxes            3,395     3,075     2,339     6,470     4,010
                      -------   -------   -------   -------   -------
Net income            $ 5,483   $ 5,096   $ 3,714   $10,579   $ 6,649
                      =======   =======   =======   =======   =======
Comprehensive income  $ 5,498   $ 5,089   $ 3,732   $10,587   $ 6,554
                      =======   =======   =======   =======   =======

Earnings per share:
   Basic              $  0.56   $  0.52   $  0.49   $  1.08   $  0.87
                      =======   =======   =======   =======   =======
   Diluted            $  0.55   $  0.52   $  0.48   $  1.07   $  0.86
                      =======   =======   =======   =======   =======

Weighted average
  shares:
   Basic                9,786     9,771     7,651     9,778     7,650
                      =======   =======   =======   =======   =======
   Diluted              9,898     9,871     7,746     9,892     7,745
                      =======   =======   =======   =======   =======

Dividends declared
  per share           $  0.12   $  0.12   $  0.12   $  0.24   $  0.24
                      =======   =======   =======   =======   =======

                                June 30,      Dec. 31,      June 30,
                                  2006          2005          2005
                               ----------    ----------    ----------
Total assets                   $1,665,630    $1,619,989    $1,374,194
Cash and cash
  equivalents                      63,974        74,523        81,936
Investment securities              54,076        58,736        61,035
Loans, net of
  unearned interest             1,437,935     1,378,642     1,158,644
Allowance for loan
  losses                           20,834        19,739        16,880
Deposits                        1,283,606     1,295,879     1,148,434
Shareholders' equity              176,889       168,021       113,486
Tangible shareholders'
  equity 1                        137,808       128,399        90,167
Book value per share                18.07         17.20         14.83
Tangible book value
  per share 1                       14.08         13.15         11.78

1 Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.


                    GREENE COUNTY BANCSHARES, INC.
                 Condensed Consolidated Balance Sheets
          June 30, 2006, December 31, 2005 and June 30, 2005
        (Dollars in thousands except share and per share data)

                                  (Unaudited)   December   (Unaudited)
                                    June 30,       31,      June 30,
                                      2006       2005(a)      2005
                                  ------------ ----------- -----------
             ASSETS
---------------------------------

Cash and due from banks          $     44,358 $    46,136 $    35,420

Federal funds sold & other             19,616      28,387      46,516

Securities available-for-sale
 ("AFS")                               44,457      48,868      51,216
Securities held-to-maturity
 (with a market value of $2,696,
 $3,335 and $3,503 on June 30,
 2006, December 31, 2005 and June
 30, 2005)                              2,740       3,379       3,480

FHLB, Bankers Bank and other
 stock, at cost                         6,879       6,489       6,339

Loans held for sale                     2,054       2,686       1,057

Loans, net of unearned interest     1,437,935   1,378,642   1,158,644

Allowance for loan losses             (20,834)    (19,739)    (16,880)

Bank premises and equipment, net
 of accumulated depreciation           52,735      49,985      35,373

Goodwill and other intangible
 assets                                39,081      39,622      23,319

Other assets                           36,609      35,534      29,710

                                  ------------ ----------- -----------
     Total Assets                $  1,665,630 $ 1,619,989 $ 1,374,194
                                  ============ =========== ===========

LIABILITIES AND SHAREHOLDERS'
 EQUITY
---------------------------------

Deposits                         $  1,283,606 $ 1,295,879 $ 1,148,434
Federal funds purchased                26,000           -           -
Repurchase agreements                  25,133      17,498      16,426
FHLB advances and notes payable       123,281     105,146      70,509
Subordinated debentures                13,403      13,403      13,403
Accrued interest payable and
 other liabilities                     17,318      20,042      11,936
                                  ------------ ----------- -----------

    Total Liabilities               1,488,741   1,451,968   1,260,708
                                  ------------ ----------- -----------

      SHAREHOLDERS' EQUITY
---------------------------------
Common Stock: $2 par value,
 15,000,000 shares authorized;
 9,788,145, 9,766,336 and
 7,651,016 shares outstanding          19,577      19,533      15,303
Paid in Capital                        71,285      70,700      24,204
Retained Earnings                      86,389      78,158      74,101
Accumulated Other Comprehensive
 Income (Loss)                           (362)       (370)       (122)
                                  ------------ ----------- -----------

    Total Shareholders' Equity        176,889     168,021     113,486
                                  ------------ ----------- -----------
    Total Liabilities &
     Shareholders' Equity        $  1,665,630 $ 1,619,989 $ 1,374,194
                                  ============ =========== ===========

(a) Derived from Audited Consolidated
 Financial Statements.


                    GREENE COUNTY BANCSHARES, INC.
 Condensed Consolidated Statements of Income and Comprehensive Income Three Months Ended June 30, 2006, March 31, 2006 and June 30, 2006 and
                Six Months Ended June 30, 2006 and 2005
                             (Unaudited)

        (Dollars in thousands except share and per share data)

                       Three Months Ended          Six Months Ended
                -------------------------------- ---------------------
                June 30,  March 31,   June 30,   June 30,   June 30,
                   2006       2006      2005       2006       2005
                ---------- ---------- ---------- ---------- ----------

Interest Income:
-----------------
Interest and
 Fees on Loans $   27,781 $   26,100 $   19,851 $   53,881 $   37,930
Interest on
 Investment
 Securities           649        631        592      1,280      1,065
Interest on
 Federal Funds
 Sold and
 Interest-
 earning
 Deposits              59         36        260         95        443
                ---------- ---------- ---------- ---------- ----------
  Total Interest
   Income          28,489     26,767     20,703     55,256     39,438
                ---------- ---------- ---------- ---------- ----------

Interest Expense:
-----------------
Interest on
 Deposits           8,647      8,042      5,501     16,689      9,763
Interest on
 Borrowings         2,069      1,539      1,130      3,608      2,276
                ---------- ---------- ---------- ---------- ----------
 Total Interest
  Expense          10,716      9,581      6,631     20,297     12,039
                ---------- ---------- ---------- ---------- ----------

 Net Interest
  Income           17,773     17,186     14,072     34,959     27,399

Provision for
 Loan Losses        1,244      1,064      1,060      2,308      2,682
                ---------- ---------- ---------- ---------- ----------

 Net Interest
  Income after
  Provision for
  Loan Losses      16,529     16,122     13,012     32,651     24,717
                ---------- ---------- ---------- ---------- ----------

Noninterest
 Income:
-----------------
  Service
   Charges,
   Commissions
   and Fees         4,001      3,231      2,836      7,232      4,978
  Other Income      1,027      1,524        627      2,551      1,661
                ---------- ---------- ---------- ---------- ----------
 Total
  Noninterest
  Income            5,028      4,755      3,463      9,783      6,639
                ---------- ---------- ---------- ---------- ----------
Noninterest
 Expense:
-----------------
Salaries and
 Benefits           6,266      6,391      5,099     12,657     10,344
Occupancy and
 Furniture and
 Equipment
 Expense            2,050      2,059      1,774      4,109      3,513
Other Expenses      4,363      4,256      3,549      8,619      6,840
                ---------- ---------- ---------- ---------- ----------
 Total
  Noninterest
  Expense          12,679     12,706     10,422     25,385     20,697
                ---------- ---------- ---------- ---------- ----------

 Income Before
  Income Taxes      8,878      8,171      6,053     17,049     10,659

Income Taxes        3,395      3,075      2,339      6,470      4,010
                ---------- ---------- ---------- ---------- ----------

 Net Income    $    5,483 $    5,096 $    3,714 $   10,579 $    6,649
                ========== ========== ========== ========== ==========

 Comprehensive
  Income       $    5,498 $    5,089 $    3,732 $   10,587 $    6,554
                ========== ========== ========== ========== ==========

Per Share of
 Common Stock:
-----------------
Basic Earnings      $0.56      $0.52      $0.49      $1.08      $0.87
                ========== ========== ========== ========== ==========
Diluted
 Earnings           $0.55      $0.52      $0.48      $1.07      $0.86
                ========== ========== ========== ========== ==========
Dividends           $0.12      $0.12      $0.12      $0.24      $0.24
                ========== ========== ========== ========== ==========

Weighted Average
 Shares
 Outstanding:
-----------------
Basic           9,785,936  9,770,555  7,650,884  9,778,288  7,649,982
                ========== ========== ========== ========== ==========
Diluted         9,897,987  9,870,691  7,745,985  9,891,817  7,745,130
                ========== ========== ========== ========== ==========


                 GREENE COUNTY BANCSHARES, INC.
               Consolidated Financial Highlights
                          (UNAUDITED)

     (Dollars in thousands except share and per share data)

                                 June 30,   December 31,    %
                                   2006        2005       Change
                                ----------  ----------   -------
Financial Condition Data:
---------------------------------

Assets                         $1,665,630  $1,619,989      2.82%
Loans, net of unearned
 interest                       1,437,935   1,378,642      4.30%
Cash and investments               98,434     104,872     -6.14%
Federal funds sold                 19,616      28,387    -30.90%
Deposits                        1,283,606   1,295,879     -0.95%
Federal funds purchased            26,000           -         -
FHLB advances and notes payable   123,281     105,146     17.25%
Subordinated debentures            13,403      13,403      0.00%
Federal funds purchased and
 repurchase agreements             25,133      17,498     43.63%
Shareholders' equity              176,889     168,021      5.28%
Tangible shareholders'
 equity (1)                       137,808     128,399      7.33%

Ratios:
---------------------------------
Book value per share               $18.07      $17.20      5.06%
Tangible book value per
 share (1)                         $14.08      $13.15      7.07%
Average equity to average
 assets                             10.78%       9.20%    17.17%
Dividend payout ratio               22.19%      37.38%(2)-40.64%

(1) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.
(2) Includes special dividend of $.14 per share paid in December
    2005.

----------------------------------------------------------------------

                  Three Months Ended         Six Months Ended
                       June 30,                  June 30,
                   ---------------             --------------
                    2006   2005   % Change     2006   2005   % Change
                   ---------------------------------------------------
Operating Data:
-----------------

Total Interest
 Income          $28,489   $20,703  37.61%   $55,256   $39,438  40.11%
Total Interest
 Expense          10,716     6,631  61.60%    20,297    12,039  68.59%
                  ------  -------- -------  ---------  ------- -------
 Net Interest
  Income          17,773    14,072  26.30%    34,959    27,399  27.59%
Provision for
 Loan Losses       1,244     1,060  17.36%     2,308     2,682 -13.94%
                  ------  -------- -------  ---------  ------- -------
 Net Interest
  Income After
  Provision for
  Loan Losses     16,529    13,012  27.03%    32,651    24,717  32.10%
Non-Interest
 Income            5,028     3,463  45.19%     9,783     6,639  47.36%
Non-Interest
 Expense          12,679    10,422  21.66%    25,385    20,697  22.65%
                  ------  -------- -------- ---------  ------- -------
 Income Before
  Income Taxes     8,878     6,053  46.67%    17,049    10,659  59.95%
                  ------  -------- ------- ----------  ------- -------
Income Tax
 Expense           3,395     2,339  45.15%     6,470     4,010  61.35%
                  ------  -------- ------- ----------  ------- -------
 Net Income       $5,483    $3,714  47.63%   $10,579    $6,649  59.11%
                  ======  ======== ======= ==========  ======= =======

 Comprehensive
  Income          $5,498    $3,732  47.32%   $10,587    $6,554  61.53%
                  ======  ======== ======= ==========  ======= =======

Per Share of
 Common Stock:
-----------------
Basic Earnings     $0.56     $0.49  14.29%     $1.08     $0.87  24.14%
                  ======  ======== ======= ========== ======== =======
Diluted
 Earnings          $0.55     $0.48  14.58%     $1.07     $0.86  24.42%
                  ======   ======== ======= ========== ======= =======
Dividends          $0.12     $0.12   0.00%     $0.24     $0.24   0.00%
                  ======   ======== ======= ========== ======= =======

Weighted Average Shares
 Outstanding:
----------------------------
  Basic        9,785,936 7,650,884         9,778,288 7,649,982
              ========== ==========       ========== ==========
  Diluted      9,897,987 7,745,985         9,891,817 7,745,130
              ========== ==========       ========== ==========
----------------------------------------------------------------------



                             Three Months Ended      Six Months Ended
                         ---------------------------     June 30,
                         June 30,  March   June 30,
                                    31,            ------------------
                           2006     2006    2005       2006     2005
                         ---------------------------------------------
Key Financial Ratios:
-------------------------

Return on Average Assets    1.34%   1.27%     1.11%    1.31%    1.02%
Return on Average
 Shareholders' Equity      12.43%  11.86%    13.11%   12.15%   11.86%
Return on Average
 Tangible Shareholders'
 Equity (1)                15.99%  15.41%    16.53%   15.70%   15.01%
Interest Rate Spread        4.35%   4.42%     4.30%    4.38%    4.34%
Net Interest Margin         4.80%   4.80%     4.57%    4.80%    4.61%
Efficiency Ratio           55.61%  57.55%    59.44%   56.74%   60.81%

(1) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.

----------------------------------------------------------------------

----------------------------------------------------------------------

                                     June 30,    March 31,   June 30,
                                       2006        2006        2005
                                   -----------------------------------
 Asset Quality Ratios:
 ---------------------------------
Nonperforming Loans as a
 Percentage of Total Loans, net of
 Unearned Income                       0.34%        0.35%     0.62%
Nonperforming Assets as a
 Percentage of Total Assets            0.47%        0.49%     0.69%
Allowance for Loan Losses as a
 Percentage of Total Loans, net
 of Unearned Income                    1.45%        1.43%     1.46%
Allowance for Loan Losses as a
 Percentage of Nonperforming
 Assets                              263.55%      252.55%   177.74%
Net Charge-Offs to Average Total
 Loans, Net of Unearned Income         0.17%        0.21%     0.27%


                    GREENE COUNTY BANCSHARES, INC.
                  Consolidated Financial Highlights
                            June 30, 2006
                             (UNAUDITED)
--------------------------------------------------------------
Nonperforming Assets and Net Charge-offs
------------------------------------------

As of and for the three months      Bank    Other     Total
 ended June 30, 2006
------------------------------------------ -------- ----------
  Loans past due 90 days and
   still accruing                $     65 $      - $       65
  Nonaccrual loans                  4,392      424      4,816
  Other real estate owned and
   repossessed assets               2,743      281      3,024
                                  -------- -------- ----------
      Total nonperforming assets $  7,200 $    705 $    7,905
                                  ======== ======== ==========

  Annualized net charge-offs     $  1,638 $    790 $    2,426
                                  ======== ======== ==========

As of and for the three months      Bank    Other     Total
 ended June 30, 2005
------------------------------------------ -------- ----------
  Loans past due 90 days and
   still accruing                $    376 $      8 $      384
  Nonaccrual loans                  6,365      405      6,770
  Other real estate owned and
   repossessed assets               2,091      252      2,343
                                  -------- -------- ----------
      Total nonperforming assets $  8,832 $    665 $    9,497
                                  ======== ======== ==========

  Annualized net charge-offs     $  1,716 $  1,330 $    3,046
                                  ======== ======== ==========

As of and for the year ended        Bank    Other     Total
 December 31, 2005
------------------------------------------ -------- ----------
  Loans past due 90 days and
   still accruing                $    809 $      - $      809
  Nonaccrual loans                  5,393      522      5,915
  Other real estate owned and
   repossessed assets               3,396      347      3,743
                                  -------- -------- ----------
      Total nonperforming assets $  9,598 $    869 $   10,467
                                  ======== ======== ==========

  Net charge-offs                $  2,490 $  1,324 $    3,814
                                  ======== ======== ==========

----------------------------------------------------------------------
Asset Quality Ratios
------------------------------------------

As of and for the three months ended        Bank   Other  Consolidated
 June 30, 2006
----------------------------------------------------------------------
  Nonperforming loans as a percentage of
   total loans, net of unearned income       0.31%   1.32%       0.34%
  Nonperforming assets as a percentage of
   total assets                              0.43%   1.95%       0.47%
  Allowance for loan losses as a
   percentage of total loans, net of
   unearned income                           1.28%   7.90%       1.45%
  Allowance for loan losses as a
   percentage of nonperforming assets 254.22% 358.87% 263.55% Annualized net charge-offs to average
   total loans, net of unearned income       0.12%   2.52%       0.17%

As of and for the three months ended       Bank   Other  Consolidated
 June 30, 2005
----------------------------------------------------------------------
  Nonperforming loans as a percentage of
   total loans, net of unearned income       0.59%   1.29%       0.62%
  Nonperforming assets as a percentage of
   total assets                              0.64%   1.97%       0.69%
  Allowance for loan losses as a
   percentage of total loans, net of
   unearned income                           1.25%   7.71%       1.46%
  Allowance for loan losses as a
   percentage of nonperforming assets 163.27% 369.92% 177.74% Annualized net charge-offs to average
   total loans, net of unearned income       0.16%   4.19%       0.27%

As of and for the year ended               Bank   Other  Consolidated
 December 31, 2005
----------------------------------------------------------------------
  Nonperforming loans as a percentage of
   total loans, net of unearned income       0.45%   1.68%       0.49%
  Nonperforming assets as a percentage of
   total assets                              0.59%   2.37%       0.65%
  Allowance for loan losses as a
   percentage of total loans, net of
   unearned income                           1.26%   7.89%       1.43%
  Allowance for loan losses as a
   percentage of nonperforming assets 180.06% 282.74% 188.58% Net charge-offs to average total loans,
   net of unearned income                    0.21%   4.22%       0.32%


                    GREENE COUNTY BANCSHARES, INC.
         Condensed Average Balances, Interest Rates and Yields
                             June 30, 2006

                                   Three Months Ended
                                        June 30,
                  ----------------------------------------------------
                            2006                      2005
                  ----------------------------------------------------

                   Average           Average  Average         Average
                   Balance  Interest  Rate    Balance Interest  Rate
                  ----------------------------------------------------
Interest-earning
 assets:
------------------

Loans             1,426,984   27,781   7.81% 1,140,537  19,851   6.98%
Investment
 securities          54,571      649   4.77%    60,691     592   3.91%
Other short-term
 investments          4,476       59   5.29%    33,265     260   3.13%
                  ----------------------------------------------------
 Total interest-
  earning assets  1,486,031   28,489   7.69% 1,234,493  20,703   6.73%
                  ----------------------------------------------------

Non-interest
 earning assets     146,520                    104,107
                  ----------                 ----------
 Total assets     1,632,551                  1,338,600
                  ==========                 ==========

Interest-bearing
 liabilities:
------------------
  Deposits:
------------------
Now accounts,
 money market and
 savings            505,383    2,680   2.13%   401,441   1,161   1.16%
Time deposits       625,457    5,967   3.83%   598,470   4,340   2.91%
                  ----------------------------------------------------
 Total interest
  bearing-
  deposits        1,130,840    8,647   3.07%   999,911   5,501   2.21%
                  ----------------------------------------------------

Securities sold
 under repurchase
 and short-term
 borrowings          34,783      397   4.58%    15,014      95   2.54%
Notes payable       123,199    1,672   5.44%    81,000   1,035   5.13%

                  ----------------------------------------------------
 Total interest-
  bearing
  liabilities     1,288,822   10,716   3.34% 1,095,925   6,631   2.43%
                  ----------------------------------------------------

Non-Interest
 Bearing
 Liabilities:
------------------
Demand Deposits     148,937                    116,436
Other Liabilities    18,396                     12,942
                  ----------                 ----------
 Total Non-Interest
  Bearing
  Liabilities       167,333                    129,378
                  ----------                 ----------

 Total
  liabilities     1,456,155                  1,225,303
                  ----------                 ----------

Shareholders'
 equity             176,396                    113,297

 Total liabilities
  & shareholders'
  equity          1,632,551                  1,338,600
                  ==========                 ==========

Net interest
 income                       17,773                    14,072
                            =========                  ========

Interest rate
 spread                                4.35%                     4.30%
                                     =======                  ========

Net yield on
interest-earning
assets
(net interest
margin)                                4.80%                     4.57%
                                     =======                  ========


                                    Six Months Ended
                                        June 30,
                  ----------------------------------------------------
                       2006                      2005
                  ----------------------------------------------------

                   Average           Average Average          Average
                   Balance  Interest  Rate   Balance  Interest  Rate
                  ----------------------------------------------------
Interest-earning
 assets:
------------------

Loans             1,409,788   53,881   7.71% 1,110,231  37,930   6.89%
Investment
 securities          55,503    1,280   4.65%    55,874   1,065   3.84%
Other short-term
 investments          3,928       95   4.88%    33,694     443   2.65%
                  ----------------------------------------------------
 Total interest-
  earning assets  1,469,219   55,256   7.58% 1,199,799  39,438   6.63%
                  ----------------------------------------------------

Non-interest
 earning assets     146,829                    103,339
                  ----------                 ----------
 Total assets     1,616,048                  1,303,138
                  ==========                 ==========


Interest-bearing
 liabilities:
------------------
  Deposits:
------------------
Now accounts,
 money market and
 savings            513,060    5,256   2.07%   395,246   2,027   1.03%
Time deposits       625,750   11,433   3.68%   561,428   7,736   2.78%
                  ----------------------------------------------------
 Total interest
  bearing-
  deposits        1,138,810   16,689   2.96%   956,674   9,763   2.06%
                  ----------------------------------------------------

Securities sold
 under repurchase
 and short-term
 borrowings          28,267      604   4.31%    16,712     184   2.22%
Notes payable       112,474    3,004   5.39%    86,740   2,092   4.86%

                  ----------------------------------------------------
Total interest-
 bearing
 liabilities      1,279,551   20,297   3.20% 1,060,126  12,039   2.29%
                  ----------------------------------------------------

Non-Interest
 Bearing
 Liabilities:
------------------
Demand Deposits     144,515                    116,644
Other Liabilities    17,856                     14,235
                  ----------                 ----------
Total Non-Interest
 Bearing
 Liabilities        162,371                    130,879
                  ----------                 ----------

 Total
  liabilities      1,441,922                 1,191,005
                  ----------                 ----------

Shareholders'
 equity             174,126                    112,133

 Total liabilities
  & shareholders'
  equity          1,616,048                  1,303,138
                  ==========                 ==========

Net interest
 income                       34,959                    27,399
                            =========                  ========

Interest rate
 spread                                4.38%                     4.34%
                                     =======                  ========

Net yield on
interest-earning
assets
(net interest
margin)                                4.80%                     4.61%
                                     =======                  ========


                    GREENE COUNTY BANCSHARES, INC.
                  Consolidated Financial Highlights
                            June 30, 2006
                             (UNAUDITED)

---------------------------------------------------------------------
                         June 30, 2006     December 31, 2005
                      -------------------- -----------------
Loans                   Balance      %      Balance     %   % Change
--------------------- -------------------- --------------------------
Commercial           $    266,416   18.39% $  245,285  17.67%    8.61%
Commercial real
 estate                   794,090   54.81%    729,254  52.52%    8.89%
Residential real
 estate                   300,298   20.73%    319,797  23.03%   -6.10%
Consumer                   85,526    5.90%     90,682   6.53%   -5.69%
Other                       2,458    0.17%      3,476   0.25%  -29.29%
                      -------------------- --------------------------
                        1,448,788  100.00%  1,388,494 100.00%    4.34%
                                  ========           ================

  Less: Unearned
   interest income        (10,853)             (9,852)
                      ------------          ----------
    Total            $  1,437,935          $1,378,642
                      ============          ==========

Loan Balances by Banking Units and
 Operating Subsidiaries
-------------------------------------------

                         June 30, 2006     December 31, 2005
                      -------------------- -----------------
                          Loan      % to      Loan    % to
                        Balance    Total    Balance  Total  % Change
                                   Loans             Loans

                      -----------------------------------------------

Greene County Bank   $    115,427    8.03% $  113,213   8.21%    1.96%
American Fidelity
 Bank                     474,443   32.99%    447,261  32.46%    6.08%
Bank of Athens             46,516    3.23%     46,744   3.39%   -0.49%
Bank of Bulls Gap           4,969    0.35%      5,273   0.38%   -5.77%
Bank of Niota               8,784    0.61%     10,478   0.76%  -16.17%
Clarksville Community
 Bank                     103,718    7.21%    107,660   7.81%   -3.66%
Cocke County Bank           6,377    0.44%      6,021   0.44%    5.91%
Community Bank of
 Loudon County             20,355    1.42%     23,362   1.69%  -12.87%
Community Trust Bank        8,698    0.60%      9,937   0.72%  -12.47%
First Bristol Bank         60,700    4.22%     57,661   4.18%    5.27%
First Independent
 Bank                      63,238    4.40%     65,391   4.74%   -3.29%
Hamblen County Bank        48,058    3.34%     48,944   3.55%   -1.81%
Hawkins County Bank        33,479    2.33%     31,887   2.31%    4.99%
Bank of Lawrence
 County                    22,458    1.56%     24,222   1.76%   -7.28%
Middle Tennessee Bank
 and Trust                110,968    7.72%     87,351   6.34%   27.04%
Rutherford Bank and
 Trust                     92,154    6.41%     83,590   6.06%   10.25%
Sullivan County Bank       13,885    0.97%     16,865   1.22%  -17.67%
Washington County
 Bank                     171,694   11.94%    161,643  11.72%    6.22%

GCB Acceptance
 Corporation               12,235    0.85%     12,140   0.88%    0.78%
Superior Financial
 Services, Inc.            19,779    1.38%     18,999   1.38%    4.11%

                      --------------------  --------------------------
    Totals           $  1,437,935  100.00% $1,378,642 100.00%    4.30%
                      ====================  ==========================

---------------------------------------------------------------------

---------------------------------------------------------------------
                         June 30, 2006     December 31, 2005
                      -------------------- -----------------
Deposits                Balance      %      Balance     %   % Change
--------------------- -------------------- --------------------------
Non-interest bearing
 demand              $    156,951   12.23% $  144,216  11.13%    8.83%
Interest bearing
 demand                   273,369   21.30%    268,714  20.74%    1.73%
Money market and
 savings                  217,810   16.97%    245,740  18.96%  -11.37%
Retail time               419,279   32.66%    425,506  32.83%   -1.46%
Jumbo time                216,197   16.84%    211,703  16.34%    2.12%
                      -------------------- --------------------------
  Total              $  1,283,606  100.00% $1,295,879 100.00%   -0.95%
                      ==================== ==========================

Deposit Balances by Banking Units and Operating
 Subsidiaries
-----------------------------------------------------

                         June 30, 2006     December 31, 2005
                      -------------------- -----------------
                        Balance          %  Balance        %% Change
                      -------------------- --------------------------
Greene County Bank   $    329,491   25.65% $  322,396  24.90%    2.20%
American Fidelity
 Bank                     181,707   14.16%    184,874  14.27%   -1.71%
Bank of Athens             31,818    2.48%     26,280   2.03%   21.07%
Bank of Bulls Gap          16,368    1.28%     16,181   1.25%    1.16%
Bank of Niota              17,405    1.36%     16,237   1.25%    7.19%
Clarksville Community
 Bank                     164,223   12.79%    169,032  13.04%   -2.85%
Cocke County Bank          29,477    2.30%     28,314   2.18%    4.11%
Community Bank of
 Loudon County             24,090    1.88%     24,507   1.89%   -1.70%
Community Trust Bank        4,566    0.36%      6,539   0.50%  -30.17%
First Bristol Bank         31,396    2.45%     47,351   3.65%  -33.70%
First Independent
 Bank                      93,370    7.27%    101,071   7.80%   -7.62%
Hamblen County Bank        57,153    4.45%     52,998   4.09%    7.84%
Hawkins County Bank        47,502    3.70%     47,484   3.66%    0.04%
Bank of Lawrence
 County                    71,774    5.59%     70,519   5.44%    1.78%
Middle Tennessee Bank
 and Trust                 42,270    3.29%     38,919   3.00%    8.61%
Rutherford Bank and
 Trust                     51,207    3.99%     51,903   4.01%   -1.34%
Sullivan County Bank       11,631    0.91%     13,671   1.05%  -14.92%
Washington County
 Bank                      78,158    6.09%     77,603   5.99%    0.72%

GCB Acceptance
 Corporation                    -    0.00%          -   0.00%       -
Superior Financial
 Services, Inc.                 -    0.00%          -   0.00%       -

                      --------------------  --------------------------
                     $  1,283,606  100.00% $1,295,879 100.00%   -0.95%
                      ====================  ==========================

    CONTACT: Greene County Bancshares
             James E. Adams, 423-278-3050